UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 to this Current Report on Form 8-K (this “Report”), on June 8, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Veracyte, Inc. (the “Company”), the Company’s stockholders approved the Company’s 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan, which became effective on June 8, 2023, serves as the successor to the Company’s 2013 Stock Incentive Plan (the “Prior Plan”) and will terminate 10 years after the date approved by the Company’s Board of Directors (the “Board”). The 2023 Plan initially reserves for issuance 5,306,156 shares, which equals the number of reserved shares available for grant under the Prior Plan as of June 8, 2023 (the “Effective Date”). In addition, the number of (a) shares of Common Stock, $0.001 par value per share (the “Common Stock”), that are subject to awards granted under the Prior Plan that cease to be subject to such awards by forfeiture or otherwise after the Effective Date, (b) shares of Common Stock issued under the Prior Plan, including shares of Common Stock issued pursuant to the exercise of stock options, that are forfeited after the Effective Date, (c) shares of Common Stock issued under the Prior Plan that are repurchased by the Company at the original issue price after the Effective Date, (d) shares of Common Stock that are subject to awards granted under the Prior Plan that are settled in cash after the Effective Date, and (e) shares of Common Stock that are subject to awards under the Prior Plan that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to an award after the Effective Date is also reserved and subject to issuance by the Company upon the exercise or settlement of awards to be granted under the 2023 Plan. The 2023 Plan permits the granting of stock options, restricted stock units (“RSUs”), restricted stock awards, stock bonus awards, stock appreciation rights and performance awards. The 2023 Plan had been approved, subject to stockholder approval, by the Board on April 12, 2023.

A more complete description of the terms of the 2023 Plan can be found in “Proposal No. 4 – Approval of the Veracyte, Inc. 2023 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

On April 12, 2023, the Board approved forms of an option award agreement, performance-based options award agreement, RSU award agreement and performance-based RSU award agreement for use in connection with awards issued pursuant to the 2023 Plan. The forms of these award agreements are included as Exhibit 10.2 to this Report and are incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 to this Report, at the Annual Meeting, the Company’s stockholder approved a proposal to amend the Company’s existing restated certificate of incorporation (the “Current Charter”) to declassify the Board and make other conforming, administrative and technical changes (such amendment to the Current Charter, the “Declassification Amendment”). The Declassification Amendment had been approved, subject to stockholder approval, by the Board on April 12, 2023.

On June 9, 2023, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Current Charter that reflects the Declassification Amendment with the Delaware Secretary of State and the Certificate of Amendment became effective on filing. In addition, following the filing and effectiveness of the Certificate of Amendment, the Company filed a restated certificate of incorporation that integrated the Declassification Amendment into a single document (the “Restated Charter”).

On June 9, 2023, the Company’s amended and restated bylaws were amended and restated effective upon the filing and effectiveness of the Certificate of Amendment (the “Restated Bylaws”). The Restated Bylaws make certain changes consistent with the Declassification Amendment. The Restated Bylaws had been approved, subject to the filing and effectiveness of the Certificate of Amendment, by the Board on April 12, 2023.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment, Restated Charter and Restated Bylaws, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Report and are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.    The following Class I Directors were nominated to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Robert S. Epstein	59,025,305	6,552,633	7,604	2,552,614
Evan Jones	64,285,416	1,289,459	10,667	2,552,614

Each of the two nominees for director was elected to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

2.    The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023:

For	Against	Abstain
67,927,173	200,662	10,321

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.    The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
63,609,493	1,959,900	16,149	2,552,614

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

4.    The approval of the 2023 Plan:

For	Against	Abstain	Broker Non-Votes
48,677,167	16,885,601	22,774	2,552,614

The stockholders approved the 2023 Plan.

5.    The adoption of the Declassification Amendment:

For	Against	Abstain	Broker Non-Votes
65,544,426	28,371	12,745	2,552,614

The stockholders adopted the Declassification Amendment.

6.    The adoption of an amendment to the Current Charter to exculpate certain of the Company’s officers from personal liability for breach of the duty of care in certain actions, as permitted by Section 102(b)(7) of the Delaware General Corporation Law (the “Officer Exculpation Amendment”):

For	Against	Abstain	Broker Non-Votes
43,635,238	21,215,612	734,692	2,552,614

The stockholders did not adopt the Officer Exculpation Amendment.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant*
3.2	Restated Certificate of Incorporation of the Registrant*
3.3	Amended and Restated Bylaws of the Registrant*
10.1	2023 Equity Incentive Plan (incorporated by reference to Appendix A of Veracyte, Inc.’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023)
10.2	Form of agreements under the 2023 Equity Incentive Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 9, 2023

VERACYTE, INC.

		By:	/s/ Rebecca Chambers
		Name:	Rebecca Chambers
		Title:	Chief Financial Officer
(Principal Financial Officer)